SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                        FORM 8-K



                              CURRENT REPORT
                  Pursuant to section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                     Date of Report: December 6, 1996
                       (Date of earliest event reported)



                      Commission file number 0-22514
                           PHOTONICS CORPORATION
            (Exact name of registrant as specified in its charter)



                                CALIFORNIA
        (State of other jurisdiction of incorporation or organization)



                                77-0102343
                    (I.R.S. Employer Identification Number)



                         1515 CENTRE POINTE DRIVE
                            MILPITAS, CA 95035
                   (Address of principal executive offices)



           Registrant's telephone number:, including area code:
                               (408) 942-4000

























                   (THIS PAGE INTENTIONALLY LEFT BLANK)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


KPMG Peat Marwick LLP was previously the principal accountants for Photonics Corporation. On December 2, 1996, that firm's appointment as principal accountants was terminated and Meredith, Cardozo and Lanz LLP was engaged as principal accountants. The decision to change accountants was approved by the board of directors.

In connection with the audits of the two fiscal years ended December 31, 1995 and the subsequent interim period through December 2, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure , or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG Peat Marwick LLP, on the financial statements of Photonics Corporation as of and for the years ended December 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports did include an explanatory paragraph which stated that "the Company has suffered recurring losses and accumulated deficit that raise substantial doubt as to its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." A letter from KPMG Peat Marwick LLP is attached as Exhibit A.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  DECEMBER 6, 1996           By:  /S/ W. MORRIS CHUBB
                                       W. Morris Chubb
                                       Chief Financial Officer

                             INDEX TO EXHIBITS

Page Number
                                                 in Sequentially
                                                  Numbered Version

16.    Letter from KPMG Peat Marwick LLP
       regarding its concurrence with the
       statements made by Registrant herein.            4

December 6, 1996

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Photonics Corporation and, under the date of March 20, 1996, we reported on the financial statements of Photonics as of and for the years ended December 31, 1995 and 1994. On December 2, 1996, our appointment as principal accountants was terminated. We have read Photonics Corporation's statements included under Item 4 of its Form 8-K dated December 6, 1996 and we agree with such statements, except that we are not in a position to agree or disagree with Photonics Corporation's statement that the change was approved by the board of directors.

Very truly yours,

/S/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP